                     [LOGO] LOOMIS SAYLES INVESTMENT TRUST

                            Loomis Sayles Provident Fund


                            ANNUAL REPORT
                            SEPTEMBER 30, 2002

CORPORATE OVERVIEW

LOOMIS SAYLES INVESTMENT TRUST

The Loomis Sayles Investment Trust is a Boston-based family of predominantly no-load mutual funds advised by Loomis, Sayles & Company, L.P. The Loomis Sayles Investment Trust series generally have higher investment minimums and a pricing structure that may make them an appropriate investment for small institutions, including endowments and foundations and high net worth individuals. Loomis Sayles Investment Trust offers a range of equity and fixed income investments to fit the goals of the most demanding investor.

PHONE 800-633-3330 FOR THE FOLLOWING FUND INFORMATION:

To request any of the following, press the number

1 Speak to customer service representative regarding an existing account for the Loomis Sayles Investment Trust
2  Automated account balances, last transaction, and distribution information
3 Speak to a customer service representative regarding an existing account for the Loomis Sayles Funds
4  Net asset values and yields
5  Speak to a marketing representative

PHONE 888-226-9699 FOR INFORMATION ABOUT:

..  Establishing an account
..  Account procedures and status
..  Exchanges
..  Shareholder services

TABLE OF CONTENTS

Letter from the President                                                3
Economic and Market Overview                                             4
Fund and Manager Review                                                  6
Portfolio of Investments                                                 7
Statement of Assets and Liabilities                                      9
Statement of Operations                                                 10
Statements of Changes in Net Assets                                     11
Financial Highlights                                                    12
Notes to Financial Statements                                           13
Report of Independent Accountants                                       16

As always, we are interested in your comments and in answering any questions. For more complete information about the Loomis Sayles Investment Trust, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a free prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST or visit www.loomissayles.com. Read the prospectus carefully before you invest or send money.

LETTER FROM THE PRESIDENT

[PHOTO]
ROBERT J. BLANDING
President

Dear Shareholders,

The financial markets for the past year can be summed up in a single word--volatile. From day-to-day, sometimes minute-to-minute, investor confidence shifted between pessimism and optimism. More often than not, conflicting economic reports, corporate earnings, accounting scandals, terrorism threats and geopolitical events fueled the uncertainty. The fallout kept even the most experienced investors on edge.

Still, we are confident in our ability to navigate these current challenges and those that may lie ahead by adhering to disciplined principles and strategies that have been successful over time. Our commitment to exhaustive, in-house research remains the cornerstone of the Loomis Sayles investment philosophy. Our experienced portfolio management teams seek to identify securities with the potential to reward investors over time. This singular focus guides us through the financial markets' ups and downs.

History has proven the resiliency of worldwide financial markets and there are no signs that it will be different this time around. In fact, the implications for investors may be no greater now than in previous periods of instability. The challenge is not to succumb and react to short-term market gyrations and, in turn, lose sight of your long-term financial goals.

To that end, diversification remains one of the most important tools in mitigating the impact of market volatility. Different asset classes and investment styles offer varying degrees of risk and reward and often respond differently to changing market and economic factors.

We encourage you to stay committed to your investment plan with an eye towards performance generated over a long-term time horizon. Patience is a key ingredient in almost any worthwhile endeavor and investing is no different.

As always, we appreciate the confidence and trust you place in the Loomis Sayles Investment Trust to help meet your investment needs.


                                    Sincerely,

                                    /s/ Robert J. Blanding

                                    Robert J. Blanding
                                    President
                                    Loomis Sayles Investment Trust

                                              LOOMIS SAYLES PROVIDENT FUND     3

ECONOMIC AND MARKET OVERVIEW

Annual Report for the Year Ended September 30, 2002

Economic Review

Despite what seems to be a global economic malaise, the economies of the world have shown gradual movement upward. In the United States, consumer spending has been good, with particular support coming from mortgage-refinancing activity. Business spending, though, remained cautious due to excess capacity in many areas, fear of war with Iraq, and strong currency and market volatility. Nevertheless, productivity continued to increase throughout the economic recession, and in the first two quarters of calendar 2002 non-farm productivity increased by 4.8 percent.

We seem to be in one of those periods where the economy will fluctuate up and down at a moderate rate due to the periodic buildups and rundowns of inventory. This may go on until capital spending kicks in, which doesn't look likely for a couple of years. Still, we feel that the U.S. economy appears to be in better shape than at any time since mid-2001.

Worldwide, it appears that a moderate economic recovery is going on, and we believe that this recovery should pick up a bit next year, as employment improves slightly in North America and Europe and capital and consumer spending continue to forge ahead in Asia. Most central banks remain supportive of a recovery, pumping liquidity into their economies and markets as needed. Overall, we believe world economic growth is strong enough to support employment, but not strong enough to put any strain on the capital markets.

Stock Market Review

The U.S. stock market continued to challenge investors during the 12-month period ended September 30, 2002, posting a total return of -20.49 percent, as measured by the Standard & Poor's ("S&P") 500 Index. The year-to-date return for the S&P 500 Index was -28.16 percent as of September 30, 2002, putting stocks on track for their third-consecutive calendar year of negative performance--a record the market hasn't generated since 1941.

On the bright side, we remain confident that the market continues to offer good opportunities for long-term investors. In the late 1990s, many stocks soared to unsustainable price and valuation levels. But due to the significant sell off of the last few years, we feel that valuation levels among most stocks now appear reasonable. Moreover, we believe that attractive valuations combined with an improving economy should help stocks get back on a positive track.

We believe that corporate profits in the United States improved, despite the headlines. It is our belief that with cost cutting and some revenue growth, operating earnings have actually edged up. For the time being, depreciation charges and write-offs are holding back reported earnings. But we feel that these charges should decline substantially over the next year or so, allowing reported earnings to catch up with the growth in operating earnings and show above-average growth as the economy moves forward.

Throughout the current bear market, value stocks maintained a comfortable performance edge over their growth-stock counterparts. But that changed in the final three months of the fiscal year, when a strong market retrenchment in the third quarter of calendar 2002 closed the gap between the growth and value styles. Looking ahead, we do not anticipate another extreme move for either style any time soon. In fact, we believe that both styles have good long-term potential, and that sound stock selection within the growth and value universes will be the key to uncovering potential and capturing performance.

For the near term, we believe the market will remain range-bound until the economy reaccelerates, probably some time in 2003. Of course, capital spending must rebound before the economy can take the next step forward. Market, economic and political uncertainty are fostering a cautious approach among businesses. But as this uncertainty dissolves, we look for businesses to resume spending. In the meantime, the Federal Reserve Board is accommodative and vigilant, and consumers remain confident enough to continue spending. These positive influences eventually should have a positive impact on future economic growth and investor sentiment.

International stock markets have proven to be equally challenging for investors, causing some market pundits to question the importance of international diversification. Although it's clear that companies and financial markets are becoming more global, during times of crisis the performance correlations among global markets are closer than during periods of stability. Despite the recent close relationship between U.S. stock market performance and international stock market performance, we believe the diversification benefits remain significant, because the markets eventually will revert back to their "normal" correlations.

In particular, we remain optimistic toward Europe and Asia, where many countries are experiencing a political shift to a more business-friendly environment. In addition, European markets are trading at more attractive valuation levels than other international markets.

Bond Market Review

Risk aversion increased sharply as the fiscal year progressed, and this phenomenon was most notable in stock price weakness. But risk aversion also dragged down prices for corporate bonds and emerging market debt, and it even caused spreads to widen for U.S. agency paper. (Wider spreads refer to greater yield differences between Treasuries and non-Treasury securities of comparable maturity. When spreads widen, prices on the non-Treasury securities decline; when spreads tighten, prices on the non-Treasury securities increase.)

But the flip side of risk aversion is a flight-to-quality, and Treasury and AAA-rated securities (the highest quality rating) benefited nicely throughout the fiscal year.

The outlook for bond-market financing is mixed. We believe that the government sectors in the United States and Europe are going to require significant funds over the next few years, and we believe that it is likely that the federal deficits will continue to grow for a number of years. On the other hand, corporate-sector financing probably will decline considerably due to lower capital spending, a tight reign on inventories and receivables, and the wrap-up of debt maturity extension. Because the consumer sector is growing, it is reasonable to assume that consumer debt will continue to grow, although at a lower rate than it was during the last few years. We believe that the net effect is that the future financing calendar will not be growing very much, as the government sector replaces the corporate sector as the major borrower.

Looking ahead, based on the current market, we believe it's prudent to de-emphasize Treasuries and other high-quality areas, primarily because these sectors now appear overvalued, and because government demands for funds likely will be increasing. At the same time, we believe it's an appropriate time to emphasize corporate securities, due to their wide spreads, an end to the deteriorating credit fundamentals trend, and the likely lighter corporate-financing calendar. Also, strong stock market declines have prompted many investors to sell bonds to buy stocks. Once this tendency ends, we expect reinvestment demand to cause some tightening of corporate spreads.

The views expressed in this report reflect those of the firm only through the end of the period of the report as stated on the cover and do not necessarily represent the views of any particular person in the organization. Any such views are subject to change at any time based upon market or other conditions and the firm disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

                                             LOOMIS SAYLES PROVIDENT FUND      5

FUND AND MANAGER REVIEW

Loomis Sayles Provident Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Fund had a total return of -10.06%, compared to the -20.49% total return for the Fund's benchmark, the S&P 500 Index. The return for the Lipper Multi-Cap Core Funds Index was -16.55% for the same period.

PORTFOLIO REVIEW | Faced with an uncertain economic backdrop, we positioned the portfolio defensively using both asset allocation (cash) and defensive sector allocation. Within the sectors, we over-weighted energy and regulated utilities due to their defensive characteristics and attractive yields while we under-weighted financials, healthcare and technology. We continue to remain leery of the large pharmaceutical companies due to lack of new blockbuster products and the continued pricing pressures from the payers. Additionally, we were cautious of the consumer-oriented financial names due to our outlook on consumer spending. Finally, we continue to maintain an under-weighted position in the technology area as corporate America continues to digest existing capacity and put off any significant capital spending.

The Fund outperformed its benchmark during the one-year period, primarily due to our efforts at maintaining a more defensive posture through asset allocation and sector allocation. In particular, we emphasized such sectors as consumer staples and utilities. In addition, the Fund's cash position was higher than average during the year, which helped performance.

OUTLOOK | We believe the market will continue to be volatile during the short-term given the level of uncertainty surrounding both an economic recovery as well as the geopolitical events. Nevertheless, equity valuations look very attractive from a longer-term perspective and we will continue to add positions where we see opportunities driven by improving fundamentals. Recent additions include names in industrials, consumer cyclicals and basic materials.

Key Fund Facts

Objective | Long-term capital growth

Strategy | Invests in equity securities and may invest in companies of any size

Fund Inception Date | 10/1/95

Fund Registration Date | 3/7/97

Expense Ratio | 0.65%

Total Net Assets | $17.4 million

[PHOTO]
ROBERT IX
Robert has served as portfolio manager since September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                       Since             Since
                                       1 Year   3 Years   5 Years  Registration/(a)/  Inception/(a)/
----------------------------------------------------------------------------------------------------
Loomis Sayles Provident Fund           -10.06%    -1.78%    5.83%      7.51%             9.25%
Lipper Multi-Cap Core
Funds Index/(b)/                       -16.55     -9.56    -2.02       1.73              5.38
S&P 500 Index/(c)/                     -20.49    -12.89    -1.63       1.97              6.53

CUMULATIVE PERFORMANCE Registration to September 30, 2002

                                        fund
                                         registration            3/31/97     04/30/97     05/31/97      06/30/97      07/31/97
                                                    3/7/1997    04/30/97     05/31/97     06/30/97      07/31/97      08/31/97
Fund Name
Loomis Sayles Provident Fund               10000        9576       10000        10415        10587         11402         10889
S&P 500 Index                              10000        9589       10162        10780        11264         12160         11478
Lipper Multi-Cap Core Funds Index          10000        9630        9964        10636        11037         11876         11550

                                        08/31/97    09/30/97    10/31/97     11/30/97     12/31/97      01/31/98      02/28/98
                                        09/30/97    10/31/97    11/30/97     12/31/97     01/31/98      02/28/98      03/31/98
Fund Name
Loomis Sayles Provident Fund               11272       10905       10954        10823        11000         11812         12403
S&P 500 Index                              12107       11703       12244        12455        12592         13500         14192
Lipper Multi-Cap Core Funds Index          12185       11726       11926        12092        12160         13028         13639


                                        03/31/98    04/30/98    05/31/98     06/30/98     07/31/98      08/31/98      09/30/98
                                        04/30/98    05/31/98    06/30/98     07/31/98     08/31/98      09/30/98      10/31/98
Fund Name
Loomis Sayles Provident Fund               12650       12288       12668        12765        10902         11997         12500
S&P 500 Index                              14335       14088       14661        14504        12411         13202         14276
Lipper Multi-Cap Core Funds Index          13787       13409       13785        13504        11401         11942         12757


                                        10/31/98    11/30/98    12/31/98     01/31/99     02/28/99     3/31/1999     4/30/1999
                                        11/30/98    12/31/98    01/31/99     02/28/99     03/31/99     4/30/1999     5/31/1999
Fund Name
Loomis Sayles Provident Fund               13101       14528       15009        14504        15326         15771         15537
S&P 500 Index                              15142       16014       16683        16165        16812         17463         17050
Lipper Multi-Cap Core Funds Index          13441       14352       14828        14257        14707         15307         15136

                                       5/31/1999   6/30/1999   7/31/1999    8/31/1999    9/30/1999    10/31/1999    11/30/1999
                                       6/30/1999   7/31/1999   8/31/1999    9/30/1999   10/31/1999    11/30/1999    12/31/1999
Fund Name
Loomis Sayles Provident Fund               16558       16476       16276        15795        16006         16112         17225
S&P 500 Index                              17999       17435       17348        16873        17941         18309         19384
Lipper Multi-Cap Core Funds Index          15878       15528       15257        14877        15632         16135         17332

                                      12/31/1999   1/31/2000   2/29/2000    3/31/2000    4/30/2000     5/31/2000     6/30/2000
                                       1/31/2000   2/29/2000   3/31/2000    4/30/2000    5/31/2000     6/30/2000     7/31/2000
Fund Name
Loomis Sayles Provident Fund               16711       17598       19318        19318        19584         19301         18928
S&P 500 Index                              18410       18061       19828        19231        18836         19301         18999
Lipper Multi-Cap Core Funds Index          16843       17492       18613        17922        17299         18028         17747

                                       7/31/2000   8/31/2000   9/30/2000   10/31/2000   11/30/2000    12/31/2000     1/31/2001
                                       8/31/2000   9/30/2000  10/31/2000   11/30/2000   12/31/2000     1/31/2001     2/28/2001
Fund Name
Loomis Sayles Provident Fund               20418       19797       19780        19283        20222         19376         18921
S&P 500 Index                              20179       19114       19033        17533        17618         18243         16580
Lipper Multi-Cap Core Funds Index          18999       18126       17921        16395        16754         17332         15772

                                       2/28/2001   3/31/2001   4/30/2001    5/31/2001    6/30/2001     7/31/2001     8/31/2001
                                       3/31/2001   4/30/2001   5/31/2001    6/30/2001    7/31/2001     8/31/2001     9/30/2001

Fund Name
Loomis Sayles Provident Fund               18313       18964       19116        18400        18205         17467         16642
S&P 500 Index                              15530       16736       16849        16438        16277         15258         14024
Lipper Multi-Cap Core Funds Index          14837       16039       16174        15895        15576         14693         13187

                                       9/30/2001  10/31/2001  11/30/2001   12/31/2001    1/31/2002     2/28/2002    03/31/2002
                                      10/31/2001  11/30/2001  12/31/2001    1/31/2002    2/28/2002     3/31/2002    04/30/2002

Fund Name
Loomis Sayles Provident Fund               16924       17532       17859        17704        17638         18478         18169
S&P 500 Index                              14293       15388       15527        15294        15000         15563         14621
Lipper Multi-Cap Core Funds Index          13545       14609       14951        14621        14356         14938         14303

                                      04/30/2002  05/31/2002  06/30/2002   07/31/2002    8/31/2002
                                      05/31/2002  06/30/2002  07/31/2002   08/31/2002    9/30/2002

Fund Name
Loomis Sayles Provident Fund               18080       17109       15961        15896        14969
S&P 500 Index                              14513       13480       12429        12510        11150
Lipper Multi-Cap Core Funds Index          14185       13075       12043        12119        11004



             CUMULATIVE PERFORMANCE Inception to September 30, 2002

                                  fund inception   10/1/1995    10/31/95     11/30/95     12/31/95      01/31/96      02/29/96
                                       10/1/1995  10/31/1995    11/30/95     12/31/95     01/31/96      02/29/96      03/31/96
Fund Name
                                       10/1/1995
Lipper Multi-Cap Core Funds Index          10000        9855       10278        10424        10694         10914         11056
Loomis Sayles Provident Fund               10000        9800       10040        10042        10032         10213         10213
S&P 500 Index                              10000        9964       10402        10602        10963         11065         11171

                                        03/31/96    04/30/96    05/31/96     06/30/96     07/31/96      08/31/96      09/30/96
                                        04/30/96    05/31/96    06/30/96     07/31/96     08/31/96      09/30/96      10/31/96

Fund Name

Lipper Multi-Cap Core Funds Index          11324       11545       11422        10863        11226         11795         11942
Loomis Sayles Provident Fund               10443       10604       10533         9952        10283         10824         11085
S&P 500 Index                              11336       11628       11672        11157        11392         12034         12365

                                        10/31/96    11/30/96    12/31/96     01/31/97     02/28/97      03/31/97      04/30/97
                                        11/30/96    12/31/96    01/31/97     02/28/97     03/31/97      04/30/97      05/31/97

Fund Name
                                                    12/96
Lipper Multi-Cap Core Funds Index          12713       12558       13153        13114        12629         13067         13948
Loomis Sayles Provident Fund               11886       11609       12337        12236        11882         12408         12924
S&P 500 Index                              13300       13036       13851        13959        13386         14185         15048

                                        05/31/97    06/30/97    07/31/97     08/31/97     09/30/97      10/31/97      11/30/97
                                        06/30/97    07/31/97    08/31/97     09/30/97     10/31/97      11/30/97      12/31/97

Fund Name
                                                                                                                      12/97
Lipper Multi-Cap Core Funds Index          14475       15574       15147        15979        15378         15639         15858
Loomis Sayles Provident Fund               13136       14148       13511        13987        13532         13592         13430
S&P 500 Index                              15724       16974       16023        16900        16336         17092         17386

                                        12/31/97    01/31/98    02/28/98     03/31/98     04/30/98      05/31/98      06/30/98
                                        01/31/98    02/28/98    03/31/98     04/30/98     05/31/98      06/30/98      07/31/98

Fund Name

Lipper Multi-Cap Core Funds Index          15946       17085       17887        18080        17584         18078         17709
Loomis Sayles Provident Fund               13649       14656       15390        15697        15248         15719         15839
S&P 500 Index                              17578       18846       19811        20010        19666         20465         20247

                                        07/31/98    08/31/98    09/30/98     10/31/98     11/30/98      12/31/98      01/31/99
                                        08/31/98    09/30/98    10/31/98     11/30/98     12/31/98      01/31/99      02/28/99

Fund Name
                                                                                          12/98
Lipper Multi-Cap Core Funds Index          14952       15661       16729        17626        18821         19446         18697
Loomis Sayles Provident Fund               13528       14886       15511        16256        18026         18623         17997
S&P 500 Index                              17324       18429       19929        21137        22354         23289         22565

                                        02/28/99   3/31/1999   4/30/1999    5/31/1999    6/30/1999     7/31/1999     8/31/1999
                                        03/31/99   4/30/1999   5/31/1999    6/30/1999    7/31/1999     8/31/1999     9/30/1999

Fund Name

Lipper Multi-Cap Core Funds Index          19287       20074       19849        20822        20364         20009         19510
Loomis Sayles Provident Fund               19017       19570       19279        20546        20444         20196         19599
S&P 500 Index                              23469       24377       23801        25125        24338         24217         23553

                                       9/30/1999  10/31/1999  11/30/1999   12/31/1999    1/31/2000     2/29/2000     3/31/2000
                                      10/31/1999  11/30/1999  12/31/1999    1/31/2000    2/29/2000     3/31/2000     4/30/2000

Fund Name
                                                               12/99
Lipper Multi-Cap Core Funds Index          20500       21160       22730        22088        22939         24409         23503
Loomis Sayles Provident Fund               19861       19992       21374        20736        21836         23971         23971
S&P 500 Index                              25044       25558       27058        25698        25212         27678         26845

                                       4/30/2000   5/31/2000   6/30/2000    7/31/2000    8/31/2000     9/30/2000    10/31/2000
                                       5/31/2000   6/30/2000   7/31/2000    8/31/2000    9/30/2000    10/31/2000    11/30/2000

Fund Name

Lipper Multi-Cap Core Funds Index          22686       23643       23273        24915        23771         23502         21501
Loomis Sayles Provident Fund               24301       23949       23487        25336        24566         24544         23927
S&P 500 Index                              26294       26943       26521        28169        26682         26569         24474

                                      11/30/2000  12/31/2000   1/31/2001    2/28/2001    3/31/2001     4/30/2001     5/31/2001
                                      12/31/2000   1/31/2001   2/28/2001    3/31/2001    4/30/2001     5/31/2001     6/30/2001

Fund Name
                                           12/00
Lipper Multi-Cap Core Funds Index          21971       22730       20684        19457        21033         21210         20845
Loomis Sayles Provident Fund               25093       24043       23478        22724        23532         23720         22832
S&P 500 Index                              24594       25466       23144        21678        23363         23519         22947

                                       6/30/2001   7/31/2001   8/31/2001    9/30/2001   10/31/2001    11/30/2001    12/31/2001
                                       7/31/2001   8/31/2001   9/30/2001   10/31/2001   11/30/2001    12/31/2001     1/31/2001

Fund Name
                                                                                                           12/01
Lipper Multi-Cap Core Funds Index          20426       19269       17294        17763        19158         19607         19174
Loomis Sayles Provident Fund               22589       21674       20651        21001        21755         22161         21968
S&P 500 Index                              22721       21298       19577        19952        21480         21674         21349

                                       1/31/2002   2/28/2002   3/31/2002    4/30/2002    5/31/2002     6/30/2002     7/31/2002
                                       2/28/2001   3/31/2002   4/30/2002    5/31/2002    6/30/2002     7/31/2002     8/31/2002

Fund Name
                                                        3/02                                                          09/01/02
Lipper Multi-Cap Core Funds Index          18827       19589       18757        18603        17146         15793         15893
Loomis Sayles Provident Fund               21887       22928       22545        22435        21230         19806         19724
S&P 500 Index                              20939       21724       20410        20259        18816         17351         17463

                                       8/31/2002
                                       9/30/2002

Fund Name

Lipper Multi-Cap Core Funds Index          14431
Loomis Sayles Provident Fund               18575
S&P 500 Index                              15565

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Past performance is no guarantee of future performance. Average annual returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Since index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates (September 30, 1995 and February 28, 1997, respectively). (b) The Lipper Multi-Cap Core Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the multi-cap core funds investment objective. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper, Inc. (c) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                         Shares        Value +
------------------------------------------------------------------------------

COMMON STOCKS--50.6% of net assets

Banks/Savings & Loans--2.0%
Banknorth Group, Inc.                                    14,500     $  344,375
                                                                    ----------
Beverages--2.5%
PepsiCo, Inc.                                            11,800        436,010
                                                                    ----------
Computer Software--1.6%
Intuit, Inc.*                                             6,150        280,010
                                                                    ----------
Computer--Consulting & Service--1.6%
SunGard Data Systems, Inc.*                              14,400        280,080
                                                                    ----------
Electronic Components--Semiconductors--2.9%
Applied Materials, Inc.*                                 23,400        270,270
Texas Instruments, Inc.                                  16,400        242,228
                                                                    ----------
                                                                       512,498
                                                                    ----------
Energy Equipment & Services--2.2%
Smith International, Inc.*                               12,800        375,168
                                                                    ----------
Food & Drug Retailing--4.9%
SYSCO Corp.                                              15,000        425,850
Whole Foods Market, Inc.*                                10,000        428,400
                                                                    ----------
                                                                       854,250
                                                                    ----------
Government Agencies--1.1%
Federal Home Loan Mortgage Corp.                          3,500        195,650
                                                                    ----------
Healthcare--Drugs--1.8%
Pfizer, Inc.                                             10,750        311,965
                                                                    ----------
Healthcare--Equipment & Supplies--2.1%
Medtronic, Inc.                                           8,625        363,285
                                                                    ----------
Insurance--2.7%
Ace Ltd.                                                  7,800        230,958
American International Group, Inc.                        4,400        240,680
                                                                    ----------
                                                                       471,638
                                                                    ----------
Media & Entertainment--2.1%
The New York Times Co., Class A                           8,100        368,145
                                                                    ----------
Metals & Mining--2.1%
Newmont Mining Corp.                                     13,275        365,195
                                                                    ----------
Oil & Gas--6.3%
Devon Energy Corp.                                        9,000        434,250
Kerr-McGee Corp.                                          7,600        330,144
Unocal Corp.                                             10,800        339,012
                                                                    ----------
                                                                     1,103,406
                                                                    ----------

Personal Products--2.4%
The Gillette Co.                                         14,100        417,360
                                                                    ----------
Real Estate--4.5%
Duke Realty Corp.                                        16,300        401,306
ProLogis                                                 15,600        388,596
                                                                    ----------
                                                                       789,902
                                                                    ----------

Retail--Multiline--2.1%
Target Corp.                                             12,300        363,096
                                                                    ----------

                                              LOOMIS SAYLES PROVIDENT FUND     7

                                                                  Shares            Value +
-------------------------------------------------------------------------------------------
COMMON STOCKS--continued

Telecommunication Services--Diversified--1.9%
Verizon Communications, Inc.                                      11,700       $    321,048
                                                                               ------------
Utilities--Electric--3.8%
Constellation Energy Group                                        12,550            311,114
Dominion Resources, Inc.                                           7,000            355,110
                                                                               ------------
                                                                                    666,224
                                                                               ------------

TOTAL COMMON STOCKS
   (Identified Cost $9,289,056)                                                   8,819,305
                                                                               ------------

                                                             Face Amount
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--23.0% of net assets
Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$4,000,094 on 10/01/02 collateralized by $3,755,000
U.S. Treasury Bond, 5.250% due 11/15/28
with a value of $4,082,973                                   $ 4,000,000          4,000,000
                                                                               ------------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $4,000,000)                                                   4,000,000
                                                                               ------------
TOTAL INVESTMENTS--73.6%

   (Identified Cost $13,289,056)@                                                12,819,305
   Cash and Other Assets, Less Liabilities--26.4%                                 4,606,820
                                                                               ------------
Net Assets--100%                                                               $ 17,426,125
                                                                               ============

 +See Note 1.
 *Non-income producing security
 @At September 30, 2002, the net unrealized depreciation on investments based on cost of $13,358,342 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $370,610 and $909,647, respectively, resulting in net unrealized depreciation of $539,037.

                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

----------------------------------------------------------------------------------------------------
Assets
Investments at value                                                                    $  8,819,305
Repurchase agreement at value                                                              4,000,000
Cash                                                                                       4,817,280
Receivable for:
   Dividends and interest                                                                      7,853
Due from the adviser                                                                          11,792
                                                                                        ------------
                                                                                          17,656,230
                                                                                        ------------

Liabilities
Payable for:
   Securities purchased                                                                      192,675
Accrued expenses:
   Management fees                                                                             7,018
   Trustees' fees                                                                                500
   Administrative fees                                                                           534
   Other                                                                                      29,378
                                                                                        ------------
                                                                                             230,105
                                                                                        ------------
Net Assets                                                                              $ 17,426,125
                                                                                        ============
Net Assets consist of:
Capital paid in                                                                         $ 21,883,752
Undistributed net investment income (loss)                                                    82,174
Accumulated net realized gain (loss)                                                      (4,070,050)
Unrealized appreciation (depreciation) on:
     Investments                                                                            (469,751)
                                                                                        ------------
Net Assets                                                                              $ 17,426,125
                                                                                        ============
Shares of beneficial interest outstanding, no par value                                    2,568,481
Net asset value and redemption price                                                    $       6.78
Identified cost of investments                                                          $ 13,289,056

                See accompanying notes to financial statements.

                                              LOOMIS SAYLES PROVIDENT FUND     9

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2002

------------------------------------------------------------------------------------------------
Investment Income
Dividends*                                                                         $   225,563
Interest                                                                                36,213
                                                                                   -----------
Total income                                                                           261,776
                                                                                   -----------

Expenses
Management fees                                                                         95,694
Trustees' fees and expenses                                                              1,919
Administrative fees                                                                      8,175
Custodian and accounting fees                                                           43,985
Transfer agent fees                                                                     16,320
Audit and tax services fees                                                             28,556
Registration fees                                                                       15,370
Printing fees                                                                            5,411
Legal fees                                                                                 567
Other expenses                                                                           1,380
                                                                                   -----------
Total expenses                                                                         217,377
Less expenses waived and reimbursed
  by the investment adviser                                                            (92,975)
                                                                                   -----------
Net expenses                                                                           124,402
                                                                                   -----------
Net investment income                                                                  137,374
                                                                                   -----------

Net Realized Gain (Loss) on:
Investments                                                                         (1,869,638)
                                                                                   -----------

Change in Unrealized Appreciation (Depreciation) on:
Investments                                                                            (52,618)
                                                                                   -----------
Total net realized gain (loss) and
  change in unrealized appreciation
  (depreciation)                                                                    (1,922,256)
                                                                                   -----------
Net Increase (Decrease) in Net Assets
 from Operations                                                                   $(1,784,882)
                                                                                   ===========

*Net of foreign withholding taxes of $1,115.

                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Year Ended                Year Ended
                                                                       September 30, 2002        September 30, 2001
-------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                     $    137,374                $    287,113
Net realized gain (loss)                                                    (1,869,638)                 (2,123,066)
Change in unrealized appreciation (depreciation)                               (52,618)                 (1,869,357)
                                                                          -----------------------------------------
Increase (decrease) in net assets from operations                           (1,784,882)                 (3,705,310)
                                                                          -----------------------------------------

From Distributions to Shareholders
Net investment income                                                         (335,784)                   (187,021)
Net realized gain on investments                                                     0                  (4,076,191)
                                                                          -----------------------------------------
Total distributions                                                           (335,784)                 (4,263,212)
                                                                          -----------------------------------------

From Capital Share Transactions (Note 4)
Increase (decrease) in net assets from capital share transactions              335,934                   3,461,211
                                                                          -----------------------------------------
Total increase (decrease) in net assets                                     (1,784,732)                 (4,507,311)

Net Assets
Beginning of the period                                                     19,210,857                  23,718,168
                                                                          -----------------------------------------
End of the period                                                         $ 17,426,125                $ 19,210,857
                                                                          =========================================

Undistributed Net Investment Income
End of the period                                                         $     82,174                $    283,608
                                                                          =========================================

                 See accompanying notes to financial statements.

                                             LOOMIS SAYLES PROVIDENT FUND     11

FINANCIAL HIGHLIGHTS

                                                                                                    Nine Months
                                                                                                       Ended        Year Ended
                                                             Year Ended September 30,              September 30,   December 31,
                                                   -----------------------------------------       -------------   ------------
                                                   2002         2001         2000       1999           1998            1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $   7.67     $  11.16     $  13.46   $  13.59       $  12.26        $  11.48
                                                ------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                0.06(d)      0.12(d)      0.12       0.04           0.10            0.10
Net realized and unrealized gain (loss)
 on investments                                     (0.81)       (1.60)        2.43       3.87           1.23            1.68
                                                ------------------------------------------------------------------------------------
Total from investment operations                    (0.75)       (1.48)        2.55       3.91           1.33            1.78
                                                ------------------------------------------------------------------------------------

Less Distributions
Dividends from net investment income                (0.14)       (0.09)       (0.07)     (0.10)          0.00           (0.10)
Distributions from net realized capital gains        0.00        (1.92)       (4.78)     (3.94)          0.00           (0.90)
                                                ------------------------------------------------------------------------------------
Total distributions                                 (0.14)       (2.01)       (4.85)     (4.04)          0.00           (1.00)
                                                ------------------------------------------------------------------------------------
Net asset value, end of period                   $   6.78     $   7.67     $  11.16   $  13.46       $  13.59        $  12.26
                                                ------------------------------------------------------------------------------------
Total return(a)                                     (10.1)%      (15.9)%       25.3%      31.7%          10.9%           15.7%
Net assets, end of period (000)                  $ 17,426     $ 19,211     $ 23,718   $ 21,886       $ 20,910        $ 38,544
Ratios to average net assets:
 Net expenses(b)(c)                                  0.65%        0.65%        0.65%      0.65%          0.65%           0.65%
 Gross expenses(c)                                   1.14         1.05         0.95       1.00           1.03            0.89
 Net investment income(c)                            0.72         1.29         1.00       0.30           0.74            0.87
Portfolio turnover rate                               188          300          356        250             96             109

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)  Annualized for periods less than one year.
(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2002

1. Loomis Sayles Provident Fund (the "Fund") is a series of the Loomis Sayles Investment Trust (the "Trust").

The Trust consists predominately of no-load mutual funds (the "Funds") and is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. The Trust is a diversified, open-end management company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Trust were first registered under the Securities Act of 1933 effective March 7, 1997 (subsequent to its commencement of investment operations). The Trust was organized as a Massachusetts business trust on December 23, 1993.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

A. Security Valuation | Debt securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available (including restricted securities, if any) are fair valued in good faith using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

B. Repurchase Agreements | The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral held be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, the Fund may be delayed or prevented from recovering the collateral.

C. Foreign Currency Translation and Foreign Investments | The books and records of the Fund are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in foreign currencies is translated into U.S. dollar amounts based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from fluctuations in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid, and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. Security Transactions, Related Investment Income and Expenses | Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund becomes aware of its declaration, net of foreign withholding taxes where applicable. Interest income is recorded on the accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are apportioned to all Funds within the Trust on the basis of relative net assets or allocated among the Funds evenly.

                                                                    NOTES     13

September 30, 2002

E. Federal Income Taxes | The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for Federal income tax or excise tax has been made.

F. Dividends and Distributions to Shareholders | The Fund pays its net investment income and realized capital gains to shareholders annually. Income and capital gains distributions, if any, are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for capital loss carryforwards, deferred losses due to wash sales, excise tax regulations, and distributions from real estate investment trusts. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Distributions to shareholders are recorded on the ex-dividend date.

2. Portfolio Security Transactions | For the year ended September 30, 2002, the cost of purchases and proceeds from sales and maturities of securities other than short-term investments was $28,047,217 and $31,819,242 respectively.

3. Management Fees and Other Transactions With Affiliates | Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment advisor of the Fund. During the year ended September 30, 2002, the Fund incurred management fees payable to Loomis Sayles. The management agreement for the Fund in effect during the year ended September 30, 2002 provided for management fees at the annual percentage rate of 0.50% of the Fund's average daily net assets. Loomis Sayles has contractually agreed, until February 1, 2003, to reduce its management fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Fund to 0.65% of the Fund's average daily net assets.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations Group.

Loomis Sayles charges the Fund an administrative fee related to Loomis Sayles' performance of certain accounting and administrative services. For the year ended September 30, 2002 the Fund incurred a fee of $8,175.

The Trust has entered into a distribution agreement with Loomis Sayles Distributors, L.P. Pursuant to this agreement, Loomis Sayles Distributors, L.P. serves as principal underwriter of the various Funds of the Trust and receives no fee under this agreement.

At September 30, 2002, CDC IXIS Asset Management North America, L.P. held 145,560 shares of the Provident Fund equating to approximately 5.7% of the outstanding shares.

A. Trustees Fees and Expenses | The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America, L.P. or their affiliates. Each independent trustee of the Trust is compensated by the Trust at the rate of $10,000 per year and is reimbursed for travel expenses in connection with attendance at meetings. Effective November 6, 2002, independent trustee compensation was increased to a $20,000 annual retainer fee and a $5,000 fee per in person meeting.

4.Capital Share Transactions | The table below summarizes the transactions in Fund shares for the periods indicated:

                                              Year Ended September 30, 2002   Year Ended September 30, 2001
                                              -----------------------------   -----------------------------
Institutional Class Shares                        Shares          Amount         Shares           Amount
                                                  ------          ------         ------           ------
Issued from the sale of shares                   145,579     $ 1,000,150              0      $         0
Issued in connection with the reinvestment
   of distributions                               41,454         335,784        474,217        4,263,212
Redeemed                                        (123,915)     (1,000,000)       (94,264)        (802,001)
                                                --------------------------------------------------------
Net change                                        63,118     $   335,934        379,953      $ 3,461,211
                                                ========================================================

September 30, 2002

5. Additional Tax Information | The tax character of distributions paid to shareholders during the year ended September 30, 2002 were as follows:

Distributions paid from:
Ordinary income                                                $    335,784
Long-term capital gains                                                   0
                                                               ------------
Total taxable distributions                                    $    335,784
                                                               ------------

As of September 30, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income                                  $     82,174
Undistributed long-term capital gains                                     0
                                                               ------------
Total undistributed earnings                                         82,174
Capital loss carryforward                                        (2,391,696)
Deferred net capital losses (post October)                       (1,609,068)
Unrealized Appreciation (Depreciation)                             (539,037)
                                                               ------------
Total accumulated earnings (losses)                            $ (4,457,627)
                                                               ------------
Capital loss carryforward years of expiration                     2009-2010

                                                                    NOTES     15

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the Loomis Sayles Provident Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Provident Fund (the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 15, 2002

2002 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction | For the fiscal year ended September 30, 2002, 47.72% of dividends distributed by the Fund qualify for the dividends received deduction for corporate shareholders.

                                             LOOMIS SAYLES PROVIDENT FUND     17

TRUSTEES (unaudited)

As of September 30, 2002

                                                                                                        Portfolios
                                                                                                          in Fund        Other
                                   Position(s)     Years                                                  Complex    Directorships
                                    Held with       of                                                    Overseen      Held by
Name & Address               Age      Trust      Service   Principal Occupation(s) During Past 5 Years   by Trustee     Trustee
------------------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees
Timothy Hunt                 71     Trustee         7       Retired                                           9          None
26 Dennett Road
Marblehead, MA 01945

Charles Finlayson            63     Trustee         3*      Retired                                           9          None
66 Till Rock Lane
Norwell, MA 02061

*Prior to serving as "Disinterested Trustee" beginning in 1999, Mr. Finlayson served as "President and Interested Trustee" from December 1993-December 1995.

On October 15, 2002 a special meeting of the shareholders was held to elect Trustees for both Loomis Sayles Funds and Loomis Sayles Investment Trust (the "Trusts"). At this meeting Robert J. Blanding, Joseph Alaimo, Edward A. Benjamin and Paul G. Chenault were elected to serve as Trustees of the Trusts. The results of the shareholder meeting for each Trust are as follows:

LOOMIS SAYLES FUNDS
Name of Trustee Nominee               Shares Voted For       Shares Abstained
-----------------------------------------------------------------------------
Joseph Alaimo                         118,446,574.469          2,131,162.121
Paul G. Chenault                      118,446,574.469          2,086,208.483
Robert J. Blanding                    118,403,448.993          2,129,333.959
Edward A. Benjamin                    118,349,748.367          2,183,034.585

LOOMIS SAYLES INVESTMENT TRUST
Name of Trustee Nominee               Shares Voted For       Shares Abstained
-----------------------------------------------------------------------------
Joseph Alaimo                          38,348,880.152          4,232,470.583
Paul G. Chenault                       38,348,880.152          4,232,470.583
Robert J. Blanding                     38,348,880.152          4,232,470.583
Edward A. Benjamin                     38,348,880.152          4,232,470.583

As of September 30, 2002

As of October 15, 2002, the Board of Trustees for Loomis Sayles Funds ("LSF Trust") and Loomis Sayles Investment Trust ("LSIT Trust") consists of the following individuals:

                                               Years                Years                            Portfolios
                             Position(s)         of                   of             Principal         in Fund         Other
                                Held          Service               Service        Occupation(s)       Complex     Directorships
                                with           with                  with           During Past       Overseen        Held by
Name & Address         Age     Trusts        LSF Trust            LSIT Trust          5 Years        by Trustee       Trustee
----------------------------------------------------------------------------------------------------------------------------------
President and
 Interested Trustee
Robert J. Blanding     55   President,  Less than one year    Less than one year President, Chairman     23           None
555 California St.           Trustee   (Served as Executive (Served as Executive and Chief Executive
San Francisco,                          Vice President for   Vice President for    Officer, Loomis,
CA 94104                                    6 Years and          5 Years and          Sayles &
                                        Vice President for    Vice President for    Company, L.P
                                              5 Years)             3 Years)
Disinterested Trustees
Joseph Alaimo          72    Trustee          3 Years        Less than one year   Chairman, Wayne        23     Wintrust Financial
530 North Lexington                                                                 Hummer Trust                    Corporation
Drive Lake Forest,                                                                    Company
IL 60045

Edward A. Benjamin     64    Trustee    Less than one year   Less than one year  Retired; formerly,      23     Director, Precision
71 Sierra Rosa Loop                                                               Partner, Ropes &            Corporation, Director,
Santa Fe, NM 87506                                                                 Gray (law firm)                 Coal Energy
                                                                                                                   Investments &
                                                                                                                    Management,
                                                                                                                LLC; Trustee, New
                                                                                                                 England Zenith Fund

Paul G. Chenault       69    Trustee          2 years        Less than one year        Retired          23        Director, Mailco
5852 Pebble Beach Way                                                                                          Office Products, Inc.
San Luis Obispo,
CA 93401

                                              LOOMIS SAYLES PROVIDENT FUND    19

LOOMIS SAYLES INVESTMENT TRUST (unaudited)

Supplement dated September 30, 2002 to Loomis Sayles Investment Trust Equity Prospectus dated February 1, 2002 as revised May 1, 2002

Effectively immediately, the following information replaces the paragraph on page 21 relating to the Fund: Effective immediately, Robert Ix, Vice President of Loomis Sayles, serves as portfolio manager of the Loomis Sayles Provident Fund. Prior to joining Loomis Sayles in 1999, Mr. Ix served as a Portfolio Manager at The Bank of New York.

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